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                                                                   EXHIBIT 10.31


                           AMENDMENT NO. 3 AND CONSENT


                  AMENDMENT NO. 3 AND CONSENT, dated as of March 9, 2001 (this "Amendment"), under the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 3, 1999 (as amended, supplemented or otherwise modified, the "Agreement"), among HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties to such Agreement (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder and co-lead arranger (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as syndication agent for the Lenders thereunder and co-lead arranger, MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as co-documentation agent for the Lenders thereunder, and DRESDNER BANK AG, as co-documentation agent and European Swing Line Administrator for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Agreement; and

                  WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend, and to consent to non-compliance with, certain of the covenants set forth in the Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Terms defined in the Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Agreement

                  2. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Agreement is hereby amended by (i) deleting therefrom the line in the table of Leverage Ratios covering the 4th fiscal quarter of 2000 and (ii) inserting, in lieu thereof, the following:

                  "4th                      5.4 to 1.00".

                  3. Amendment to Applicable Margin. (a) Notwithstanding the applicable provisions of the Agreement, from and as of the Effective Date through the effectiveness of the next succeeding Adjustment Date, the Applicable Margin shall be 3.5% for Eurocurrency Loans and 2.00% for ABR Loans, and (b) Schedule B of the Agreement is hereby amended by (i) deleting therefrom the line in the table of Applicable Margins and Applicable Commitment Fee Rates covering a Leverage Ratio of greater than or equal to 5.25 to 1 and (ii) inserting, in lieu thereof, the following:

                  "Greater than or equal to 5.25 to 1    3.50%    2.00%   .50%"





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                  4. Consent. The Lenders hereby consent and agree that,
notwithstanding anything to the contrary in Section 7.2(c) of the Agreement, the Borrower shall not be required to deliver to the Lenders until April 2, 2001 the projections otherwise required to be so delivered not later than 45 days after its January 31, 2001 fiscal year end.

                  5. Conditions to Effectiveness of Amendment. This Amendment will become effective (as of the date first set forth above) on the date (the "Effective Date") upon which the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, each Guarantor and the Majority Lenders.

                  6. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the date hereof and after giving effect to this Amendment (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof; provided, that each reference to the Agreement therein shall be deemed to be a reference to the Agreement after giving effect to this Amendment.

                  7. Continuing Effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly consented to or waived hereby, the Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

                  9. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            [SIGNATURE LINES OMITTED]







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